Supplement dated August 23, 2010 to Prospectuses dated May 1, 2010 for

AnnuiChoice® II, AdvantEdge, PinnaclePlus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes changes to the investment advisor for the Rydex Variable Trust Funds available through the Variable Investment Options in your variable annuity.  Please retain this supplement to the prospectuses for future reference.

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Rydex Variable Trust, the first paragraph is replaced with the following:

Rydex Variable Trust

Each Portfolio is a series of The Rydex Variable Trust, which is a mutual fund registered with the SEC.  Rydex Advisors II, LLC is the investment advisor to each Portfolio and is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.